UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2015

Black Stallion Oil and Gas Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-180230	990373017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 W. 5th Street, 26th Floor, Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 213-223-2071

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective October 15, 2015, we closed a private placement by issuing 300,000 units at a price of $0.50 per unit, for gross proceeds of $150,000. Each unit consists of one share of common stock and one non-transferable common stock purchase warrant. Each warrant is exercisable until January 1, 2017 at an exercise price of $1.00 per unit. We issued the securities to one (1) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective October 15, 2015, we closed a private placement by issuing 50,000 units at a price of $1.00 per unit, for gross proceeds of $50,000. Each unit consists of one share of common stock and one non-transferable common stock purchase warrant. Each warrant is exercisable until January 1, 2017 at an exercise price of $1.50 per unit. We issued the securities to one (1) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective October 15, 2015, we closed a private placement by issuing 39,063 units at a price of $1.28 per unit, for gross proceeds of $50,000. Each unit consists of one share of common stock and one non-transferable common stock purchase warrant. Each warrant is exercisable until January 1, 2017 at an exercise price of $1.50 per unit. We issued the securities to one (1) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective October 15, 2015, we closed a private placement by issuing 27,027 units at a price of $1.85 per unit, for gross proceeds of $50,000. Each unit consists of one share of common stock and one non-transferable common stock purchase warrant. Each warrant is exercisable until January 1, 2017 at an exercise price of $2.00 per unit. We issued the securities to one (1) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective October 15, 2015, we closed a Purchase and Sale Agreement by issuing 250,000 units at a price of $1.00 per unit, for deemed proceeds of $250,000. Each unit consists of one share of common stock. We issued the securities to one (1) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STALLION OIL AND GAS INC.

Date: October 27, 2015	By:	/s/ George Drazenovic
George Drazenovic
President and Director